RESTATEMENT	6 Months Ended
Jun. 30, 2011
Notes to Financial Statements
RESTATEMENT

The financial statements as of and for the period ended June 30, 2011 have been restated to reflect preferred stock dividends totaling $841,296. This restatement results from the Company following the guidance of ASC 470-20, which provides accounting guidance for convertible preferred stock with detachable warrants, related to its recent issuance of Series A Preferred Stock and corresponding detachable Series A Warrant in May 2011.  As a result of this guidance, since the preferred stock is permitted to be converted by the holder upon issuance, the Company recorded a preferred stock dividend of $420,648, representing the relative fair value of the Series A Warrant, and an additional preferred stock dividend of $420,648, representing the beneficial conversion feature for the Series A Preferred Stock, as of the date of the closing of the equity financing.

The effect of this restatement is an increase to additional paid in capital of $841,296 with a corresponding charge to accumulated deficit for the same amount as of and for the period ended June 30, 2011. This restatement has no impact on the Company's net financial condition.  The consolidated statement of operations for the three and six months ended June 30, 2011 and for the cumulative period June 13, 2003 (inception) to June 30, 2011 each reflect a preferred stock dividend of $841,296.  The effect of this restatement on loss per share is to increase the loss from a previously reported amount of $(0.02) and $(0.02) per share for the three and six months ended June 30, 2011 to a revised net loss per share of $(0.18) and $(0.21) per share, respectively.    See Note 8 for additional information related to the Series A Preferred Stock equity financing.